Exhibit (a)(1)(e)

AMENDMENT NO. 4

TO THE FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

This Amendment No. 4 (the "Amendment") to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (Invesco Funds Group) (the "Trust”) amends, effective April 29, 2022, the Third Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to change the following Fund’s name:

FUND NAME	NEW FUND NAME
Invesco European Small Company Fund	Invesco EQV European Small Company Fund
Invesco International Small Company Fund	Invesco EQV International Small Company Fund

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 29, 2022.

By:	/s/ Jeffrey H. Kupor
Name:	Jeffrey H. Kupor
Title:	Senior Vice President

SCHEDULE A

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco EQV European Small Company Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Global Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco EQV International Small Company Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Small Cap Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

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